UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 10, 2008
Citizens Republic Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

001-33063	38-2378932

(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan	48502

(Address of Principal Executive Offices)	(Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
          On June 11, 2008, Citizens Republic Bancorp, Inc., a Michigan corporation (the “Company”), issued 2,407,644 shares of its Contingent Convertible Perpetual Non-Cumulative Preferred Stock, Series A, no par value, with a liquidation preference of $50 per share (the “Series A Preferred Stock”), the terms of which are more fully described in the Certificate of Designations (as defined in item 5.03 below) of the Company filed with the Michigan Department of Labor and Economic Growth on June 10, 2008 designating the preferences, limitations, voting powers and relative rights of the Series A Preferred Stock.
          The holders of the Series A Preferred Stock have preferential dividend and liquidation rights over the holders of the Company’s Junior Stock (as defined below). Further, the Company’s ability to declare or pay dividends with respect to, or to redeem, purchase or acquire any of its Junior Stock or Parity Stock (as defined below) became subject to certain restrictions in the event that the Company does not declare dividends on the Series A Preferred Stock during any dividend period. “Junior Stock” means the Company’s common stock and each other class or series of preferred stock the Company may issue in the future, the terms of which does not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on dissolution, liquidation and winding-up of the Company. “Parity Stock” means each class or series of preferred stock the Company may issue in the future the terms of which expressly provides that it will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on dissolution, liquidation and winding-up of the Company. The applicable restrictions are contained in the Certificate of Designations.
          A copy of the Certificate of Designations classifying the Series A Preferred Stock and the specimen certificate of the Series A Preferred Stock, which represents the form of certificate that will be issued to holders in the event certificates are ever issued, are attached as Exhibit 3.1 and Exhibit 4.1, respectively, and are incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On June 10, 2008, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Michigan Department of Labor and Economic Growth for the purpose of amending its Restated Articles of Incorporation to fix the preferences, limitations and relative rights of the Series A Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 and is incorporated herein by reference. A copy of the specimen certificate of the Series A Preferred Stock, which represents the form of certificate that will be issued to holders in the event certificates are issued, is attached as Exhibit 4.1 and is incorporated by reference herein.
Item 8.01. Other Events.
          On June 11, 2008, the Company completed the issuance and sale of 2,407,644 shares of its Series A Preferred Stock pursuant to an Underwriting Agreement (the “Preferred Stock Underwriting Agreement”) dated June 5, 2008 between the Company, on the one hand, and the several underwriters named in Schedule II therein, on the other hand. The sale of the shares of Series A Preferred Stock was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-137490) filed with the Securities and Exchange Commission (the “Registration Statement”).
          On June 11, 2008, the Company completed the issuance and sale of 19,904,450 shares of common stock, no par value (the “Common Stock”), pursuant to an Underwriting Agreement (the “Common Stock Underwriting Agreement”) dated June 5, 2008 between the Company, on the one hand, and the several underwriters named in Schedule II therein, on the other hand. The sale of the shares of Common Stock was made pursuant to the Registration Statement.
          Copies of the Preferred Stock Underwriting Agreement and the Common Stock Underwriting Agreement are attached as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated by reference herein.
          The opinion and consent of Thomas W. Gallagher as to the validity of the shares of the Common Stock and Series A Preferred Stock, each offered pursuant to a separate Prospectus Supplement dated June 5, 2008, and the issuance of shares of common stock, no par value, of the Company, issuable upon conversion of the Series A Preferred Stock are filed herewith and each is incorporated by reference into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 1.1 —	Underwriting Agreement dated June 5, 2008 between the Company, on the one hand, and the several underwriters named in Schedule II therein, on the other hand, relating to the purchase of the Series A Preferred Stock.

Exhibit 1.2 —	Underwriting Agreement dated June 5, 2008 between the Company, on the one hand, and the several underwriters named in Schedule II therein, on the other hand, relating to the purchase of the Common Stock.

Exhibit 3.1 —	Certificate of Designations of the Company filed on June 10, 2008 with the Michigan Department of Labor and Economic Growth classifying 2,768,791 shares of preferred stock as shares of Series A Preferred Stock and designating the preference, limitations, voting powers and relative rights of the Series A Preferred Stock.

Exhibit 4.1 —	Specimen certificate representing the Series A Preferred Stock.

Exhibit 99.1 —	Opinion of Thomas W. Gallagher as to the validity of the Series A Preferred Stock and the Common Stock, to become Exhibit 5(c) to the Registration Statement, including the consent of Thomas W. Gallagher.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary

Date: June 11, 2008

Index to Exhibits

Exhibit No.	Description
Exhibit 1.1 —	Underwriting Agreement dated June 5, 2008 between the Company, on the one hand, and the several underwriters named in Schedule II therein, on the other hand, relating to the purchase of the Series A Preferred Stock.

Exhibit 1.2 —	Underwriting Agreement dated June 5, 2008 between the Company, on the one hand, and the several underwriters named in Schedule II therein, on the other hand, relating to the purchase of the Common Stock.

Exhibit 3.1 —	Certificate of Designations of the Company filed on June 10, 2008 with the Michigan Department of Labor and Economic Growth classifying 2,768,791 shares of preferred stock as shares of Series A Preferred Stock and designating the preference, limitations, voting powers and relative rights of the Series A Preferred Stock.

Exhibit 4.1 —	Specimen certificate representing the Series A Preferred Stock.

Exhibit 99.1 —	Opinion of Thomas W. Gallagher as to the validity of the Series A Preferred Stock and the Common Stock, to become Exhibit 5(c) to the Registration Statement, including the consent of Thomas W. Gallagher.